                                                           Draft of July 6, 1995


                             COMSAT CAPITAL I, L.P.

               ___% CUMULATIVE MONTHLY INCOME PREFERRED SECURITIES
                    (LIQUIDATION PREFERENCE $25 PER SECURITY)
                                  GUARANTEED BY

                               COMSAT CORPORATION

                                    _________

                             UNDERWRITING AGREEMENT



                                                                          , 1995

Goldman, Sachs & Co.,
Smith Barney Inc.,
CS First Boston Corporation,
PaineWebber Incorporated,
 As representatives of the several Underwriters
   named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:
     COMSAT Capital I, L.P., a Delaware limited partnership (the "Company"), and COMSAT Corporation, a District of Columbia corporation, as general partner in the Company and as guarantor (the "Guarantor" or "COMSAT"), propose, subject to the terms and conditions stated herein, that the Company issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 8,000,000 of the Company's _____% Cumulative Monthly Income Preferred Securities (liquidation preference $25 per security) representing limited partnership interests (the "Preferred Securities"), such Preferred Securities guaranteed as to the payment of accumulated and unpaid dividends and as to payments on liquidation or redemption pursuant to, and to the extent provided in, a Guarantee Agreement, to be dated as of July __, 1995 (the "Guarantee" and, together with the Preferred Securities, the "Securities"), by the Guarantor.

     1. Each of the Company and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

     (a) A registration statement on Form S-3 (File No. 33-59841) in respect of the Preferred Securities, the Guarantee and __% Junior Subordinated Deferrable Interest Debentures of COMSAT (the "Subordinated Debentures" and, together with the Preferred Securities and the Guarantee, the

"Registered Securities"), entitled to the benefits of an indenture, dated as of July __, 1995, as amended or supplemented (in the form filed as an exhibit to the Registration Statement referred to below, the "Indenture"), between COMSAT and The First National Bank of Chicago, as trustee (the "Trustee"), has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in either prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document (other than one or more requests for acceleration of the effectiveness of the registration statement, each of which has been reviewed by you) with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus relating to the Preferred Securities included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus relating to the Preferred Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in either prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement"; such final prospectus relating to the Preferred Securities, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

     (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

     (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the

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Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

     (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

     (e) Neither the Company nor the Guarantor (including all of the Guarantor's subsidiaries taken as a whole) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or the Guarantor (including all of the Guarantor's subsidiaries taken as a whole) in excess of _____ shares of common stock of the Guarantor or $_____ in long-term debt of the Guarantor, or any material adverse change in or affecting the business prospects, general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantor (including all of the Guarantor's subsidiaries taken as a whole), otherwise than as set forth or contemplated in the Prospectus;

     (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the District of Columbia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases material properties, or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of COMSAT Video Enterprises, Inc. and COMSAT Entertainment Group, Inc. (collectively, the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and the Guarantor has an authorized capitalization as set forth in the Prospectus;

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     (g)  The Company has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Partnership Act"); the Company is a limited partnership as described in the Prospectus and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Company is not a party to or bound by any agreement or instrument other than the Agreement of Limited Partnership, dated as of May 22, 1995, of the Company and this Agreement and at the Time of Delivery (as defined in Section 4 hereof) the Company will not be a party to or bound by any agreement or instrument other than the Amended and Restated Agreement of Limited Partnership, to be dated as of _______, 1995, of the Company (in the form included in the Registration Statement, the "Partnership Agreement") and this Agreement; the Company has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and described in the Prospectus; and the Company is not a party to or subject to any action, suit or proceeding of any nature;

     (h) Up to the date hereof, the Guarantor has been and is the sole general partner in the Company and COMSAT SPV, Inc., a Delaware corporation and a wholly owned subsidiary of COMSAT ("COMSAT SPV"), is the sole limited partner in the Company. At the Time of Delivery COMSAT will be the sole General Partner of the Company, the holders of the Securities will become limited partners of the Company and COMSAT SPV will withdraw as a limited partner; all of the issued limited partnership interests of the Company other than the Preferred Securities are owned by COMSAT free and clear of all liens, encumbrances or claims; and all of the outstanding partnership interests of the Company and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued, are fully paid and (other than the general partnership interest in the Company) non-assessable, and the limited partnership interests of the Company conform to the descriptions thereof contained in the Prospectus;

     (i) The Preferred Securities have been duly and validly authorized by the Company, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the Preferred Securities will have the rights set forth in the Partnership Agreement and the terms of the Preferred Securities are valid and binding on the Company;

     (j) The Guarantee, the Subordinated Debentures and the Indenture (collectively, the "Guarantor Agreements") have each been duly authorized by the Guarantor and when validly executed and delivered by the Guarantor and, in the case of the Indenture, by the Trustee, and, with respect to the Subordinated Debentures, validly authenticated, will constitute legal, valid and binding obligations of the Guarantor enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and considerations of public policy, the Partnership Agreement has been duly authorized, validly executed and delivered by each of the Guarantor, the Company and COMSAT SPV and constitutes a legal, valid and binding obligation of each of the Guarantor, the Company and COMSAT SPV enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and considerations of public policy; the Subordinated Debentures are entitled to the benefits provided by the Indenture; the Indenture has been duly qualified under the Trust Indenture Act; and the Guarantor Agreements and the Partnership Agreement conform to the descriptions thereof in the Prospectus;

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     (k)  The issue and sale of the Preferred Securities by the Company, the purchase of the Subordinated Debentures by the Company, the compliance by the Company with all of the provisions of the Partnership Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Partnership Agreement or certificate of limited partnership of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities by the Company, the purchase of the Subordinated Debentures by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, except the registration under the Act of the Registered Securities, qualification of the Indenture under the Trust Indenture Act, registration of the Preferred Securities under the Exchange Act, approval of the Federal Communications Commission ("FCC") pursuant to the Communications Satellite Act of 1962, as amended (the "Satellite Act"), listing of the Preferred Securities on the New York Stock Exchange and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Preferred Securities by the Underwriters;

     (l) The issue and sale of the Preferred Securities by the Company, the issuance by COMSAT of the Guarantee, the issuance and sale by COMSAT of the Subordinated Debentures, the compliance by the Company and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the Partnership Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Guarantor or any of the Designated Subsidiaries is a party or by which the Guarantor or any of the Designated Subsidiaries is bound or to which any property or assets of the Guarantor or any of the Designated Subsidiaries is subject nor will such action result in any violation of the provisions of the Articles of Incorporation, as amended, or by-laws of the Guarantor or any statute or any order, rule or regulation or any court or governmental agency or body having jurisdiction over the Guarantor or any of the Designated Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance of the Guarantee, the issuance and sale of the Subordinated Debentures or the consummation by the Guarantor of the transactions contemplated by this Agreement, except the registration under the Act of the Registered Securities, qualification of the Indenture under the Trust Indenture Act, approval of the FCC pursuant to the Satellite Act and such other consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and distribution of the Preferred Securities by the Underwriters;

     (m) Neither the Company, the Guarantor nor any of the Designated Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or capital lease, or other material agreement the noncompliance with which

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would adversely affect the ability of the Company or the Guarantor to carry out its obligations hereunder, to which it is a party or by which it or any of its properties may be bound;

     (n) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures" and "Effect of Obligations under the Junior Subordinated Debentures and the Guarantee", insofar as they purport to constitute summaries of the terms of the securities therein described, and under the caption "United States Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects; and the statements set forth in the Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate;

     (o) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Guarantor or any of the Designated Subsidiaries is a party or of which any of their properties is the subject which the Guarantor has reasonable cause to believe would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company or the Guarantor (including all of the Guarantor's subsidiaries taken as a whole); and, to the best of the Company's and the Guarantor's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

     (p) Neither the Company nor the Guarantor is or, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (q) Except as described in the Prospectus, neither the Company, the Guarantor nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

     (r) Deloitte & Touche LLP, who have certified certain financial statements of the Company and the Guarantor, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

     (s) The Guarantor has reasonable cause to believe that (i) it owns or possesses (either directly or through its subsidiaries) all material foreign and domestic governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted; (ii) all of the material Governmental Licenses are valid and in full force and effect; (iii) neither the Guarantor nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such material Governmental License; and (iv) no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of any material Governmental License or which might result in any other material impairment of the rights of the Guarantor or its subsidiaries therein; and

     (t) (i) The Registration Statement accurately describes in all material respects the status of all FCC licenses, permits, consents, orders, approvals and other FCC authorizations described therein; (ii) the Guarantor has reasonable cause to believe that it has operated in compliance with the Government Licenses, the Communications Act of 1934, as amended, and the Satellite Act and the rules and regulations of the FCC promulgated thereunder, and has reasonable cause to believe that it has made all filings, reports, applications and submissions required thereunder, which filings, reports, applications and submissions are true, complete and correct in all material respects; and (iii) no FCC consent, approval, authorization or order of, or any filing with, the FCC is required, other than such consents, approvals, authorizations, orders or filings which have been obtained or made and are in good standing and have not been revoked, in connection with the authorization, issuance, transfer, sale or delivery of the Preferred Securities by the Company or the transactions contemplated hereby.

     2. Subject to the terms and conditions herein set forth, the Company and the Guarantor agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at a purchase price per security of $25.00 the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Company to purchase the Subordinated Debentures of the Guarantor, the Guarantor hereby agrees to pay at the Time of Delivery to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to
$.............. per security for the Preferred Securities to be delivered hereunder at the Time of Delivery.

     3. Upon the authorization by you of the release of the Preferred Securities, the several Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Preferred Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Preferred Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in New York Clearing House (next day) funds. The time and date of such delivery and payment shall be 9:30 a.m., New York time, on ...................., 1995 or such other time and date as
         Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Preferred Securities is herein called the "Time of Delivery".

           At the Time of Delivery, the Guarantor will pay, or cause to be paid, the commission payable at the Time of Delivery to the Underwriters under Section 2 hereof by certified or official bank check or checks, payable to the order of Goldman, Sachs & Co. in New York Clearing
         House (next day) funds.

           (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(m) hereof and the check or checks specified in subsection (a) above, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), all at the Time of Delivery. A
         meeting will be held at the Closing Location at ......... p.m., New
         York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. Each of the Company and the Guarantor, jointly and severally, agrees with each of the Underwriters:

        (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Preferred Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

        (b) Promptly from time to time to take such action as you may reasonably request to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Preferred Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) Prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of this Agreement, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Registered Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Registered Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

        (d) In the case of the Guarantor, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Guarantor, Rule 158);

        (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, (i) any limited partnership interests or other securities of the Company, (ii) any preferred stock or any other securities of COMSAT which are substantially similar to the Preferred Securities including the Guarantee, or to the Subordinated Debentures, or (iii) any other securities which are convertible into, or exercisable or exchangeable for, limited partnership interests in or other securities of the Company, or preferred stock or such substantially similar securities of COMSAT, without your prior written consent;

        (f) To the extent necessary to comply with the rules and regulations of the New York Stock Exchange (the "Exchange") or any other exchange on which the Preferred Securities are listed, to furnish to the holders of the Preferred Securities as soon as practicable after the end of each fiscal year an annual report of the Guarantor (which shall include a balance sheet and statements of income, stockholders' equity and cash flows of the Guarantor and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;

        (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of common stock of the Guarantor, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or the Guarantor is listed; and (ii) such additional information concerning the business and financial condition of the Company or the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company, the Guarantor and the Guarantor's subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

        (h) To use the net proceeds received by it from the sale of the Preferred Securities and the Subordinated Debentures pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

        (i) To use its best efforts to list, subject to notice of issuance, the Preferred Securities on the Exchange.

     6. The Guarantor covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of reproducing any Agreement among Underwriters, this Agreement, the Indenture, the Partnership Agreement, the Registered Securities, the Legal Investment and Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Securities and the Subordinated Debentures; (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Legal Investment and Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Preferred Securities; (v) all fees and expenses in connection with listing any of the Registered Securities on the Exchange and the cost of registering the Preferred Securities under Section 12 of the Exchange Act; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Preferred Securities;
(vii) the cost of qualifying the Preferred Securities with The Depositary Trust Company; (viii) the cost of preparing certificates for the Preferred Securities, if any; (ix) the cost and charges of any transfer agent or registrar; (x) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Subordinated Debentures; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Preferred Securities to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

        (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, with respect to the incorporation of the Guarantor and the formation of the Company; the validity of the Registered Securities being delivered at the Time of Delivery; the Registration Statement and the Prospectus as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

        (c) Crowell & Moring, special counsel for the Company and the Guarantor, shall have furnished to you their written opinion (a draft of each such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Company has been duly formed and is validly existing as a limited partnership in good standing under the Partnership Act; the Company is not a party to or bound by any agreement or instrument other than the Partnership Agreement and this Agreement and has the power and authority to consummate the transactions contemplated therein and herein;

               (ii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is subject; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

              (iii) As of the date of the Time of Delivery the Guarantor is the sole General Partner of the Company and the holders of the Preferred Securities will be the sole limited partners and there are no other partners in the Company; all of the issued partnership interests of the Company have been duly and validly authorized and issued and are fully paid and (other than the general partnership interest in the Company) non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus;

               (iv) This Agreement has been duly authorized, executed and delivered by the Company;

                (v) The Partnership Agreement has been duly authorized, validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general equity principles and considerations of public policy;

               (vi) The Preferred Securities have been duly and validly authorized by the Company, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the Preferred Securities have the rights set forth in the Partnership Agreement and the terms of the Preferred Securities are valid and binding on the Company;

              (vii) The issue and sale by the Company of the Preferred Securities being delivered at the Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, the purchase by the Company of the Subordinated Debentures, and the execution, delivery and performance by the Company of the Partnership Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Partnership Agreement or certificate of limited partnership of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

             (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Registered Securities, qualification of the Indenture under the Trust Indenture Act, registration of the Preferred Securities under the Exchange Act, approval of the FCC pursuant to the Satellite Act, listing of the Preferred Securities on the Exchange, each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as have been obtained or may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

               (ix) The statements set forth in the Prospectus under the caption "United States Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects; and

                (x) Neither the Guarantor nor the Company is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act;

        (d) Warren Y. Zeger, General Counsel of the Guarantor, or other counsel satisfactory to you, shall have furnished to you his written opinion (a draft of each such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the District of Columbia with all corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases material properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

              (iii) Each Designated Subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Guarantor or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of the Designated Subsidiaries is a party or of which any property of the Guarantor or any of the Designated Subsidiaries is the subject which the Guarantor has reasonable cause to believe would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company or the Guarantor (including all of the Guarantor's subsidiaries taken as a whole); and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

                (v) As of the date of the Time of Delivery, the Guarantor has an authorized capitalization as set forth in the Prospectus; and all of the issued partnership interests of the Company, other than the Preferred Securities, are owned directly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

               (vi) This Agreement has been duly authorized, executed and delivered by the Guarantor;

              (vii) The Guarantor Agreements and the Partnership Agreement have been duly authorized, executed and delivered by the Guarantor and constitute legal, valid and binding obligations of the Guarantor (assuming, with respect to the Subordinated Debentures, valid authentication), enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and considerations of public policy;
           the Subordinated Debentures are entitled to the benefits provided by the Indenture; the Indenture has been duly qualified under the Trust Indenture Act; and the Guarantor Agreements and the Partnership Agreement conform in all material respects to the descriptions thereof in the Prospectus;

             (viii) The issue and sale of the Preferred Securities by the Company, the issuance by COMSAT of the Guarantee, the issuance by COMSAT of the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the Partnership Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or capital lease, or other material agreement the noncompliance with which would adversely affect the ability of the Company or the Guarantor to carry out its obligations hereunder, known to such counsel to which the Guarantor or any of the Designated Subsidiaries is a party or by which the Guarantor or any of the Designated Subsidiaries is bound or to which any of the property or assets of the Guarantor or any of the Designated Subsidiaries is subject, nor will such action result in any violation of the provision of the Articles of Incorporation, as amended, or by-laws of the Guarantor or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Guarantor, any of the Designated Subsidiaries or any of their properties;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance of the Guarantee, the issuance and sale of the Subordinated Debentures, the execution and delivery of the Guarantor Agreements and the Partnership Agreement and the consummation by the Guarantor of the transactions contemplated herein and therein, except the registration under the Act of the Registered Securities and qualification under the Trust Indenture Act and the approval of the FCC pursuant to the Satellite Act, which each have been obtained or made, and such consents, approvals, authorizations, registrations or qualifications as have been obtained or may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Preferred Securities by the Underwriters;

                (x) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures" and "Effect of Obligations under the Junior Subordinated Debentures and the Guarantee", insofar as they purport to constitute summaries of the terms of the securities and documents therein described, are accurate and complete in all material respects;

               (xi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to the Time of Delivery (other than the financial statements, related schedules, other financial and statistical data and a Statement of Eligibility and Qualification under the Trust Indenture Act on Form T-1 of the Trustee (the "Form T-1") therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

              (xii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company or the Guarantor prior to the Time of Delivery (other than the financial statements, related schedules, other financial and statistical data and Form T-1 therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (x) of this section 7(d), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or the Guarantor prior to the Time of Delivery (other than the financial statements, related schedules, other financial and statistical data and Form T-1 therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to the Time of Delivery (other than the financial statements, related schedules, other financial and statistical data and Form T-1 therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company or the Guarantor prior to the Time of Delivery (other than the financial statements, related schedules, other financial and statistical data and Form T-1 therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

        (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment and as of the Time of Delivery and is attached as Annex 1(b) hereto);

        (f) The Guarantor Agreements and the Partnership Agreement shall have been executed and delivered in a form reasonably acceptable to you;

        (g) (i) Neither the Company nor the Guarantor (including all of the Guarantor's subsidiaries taken as a whole) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
     (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or the Guarantor (including all of the Guarantor's subsidiaries taken as a whole), in excess of _____ shares of common stock of the Guarantor or $_____ in long-term debt of the Guarantor, or any change in or affecting the business prospects, general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantor (including all of the Guarantor's subsidiaries taken as a whole), otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (h) On or after the date hereof there shall not have occurred any of the following: (i) a downgrading in the rating accorded the Guarantor's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, (ii) a public announcement by any such organization referred to in clause (i) that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's debt securities or preferred stock, (iii) a suspension or material limitation in trading in securities generally on the Exchange, (iv) a suspension or material limitation in trading in the Guarantor's securities on the Exchange; (v) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (vi) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
     (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (i) The Preferred Securities to be sold at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

        (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

        (k) The Company and the Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantor satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of the Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections
     (a) and (g) of this Section and as to such other matters as you may reasonably request.

     8. (a) The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company and the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company and the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against such indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Preferred Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantor (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company or the Guarantor) and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Preferred Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Preferred Securities, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Preferred Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Guarantor that you have so arranged for the purchase of such Preferred Securities, or the Company or the Guarantor notifies you that it has so arranged for the purchase of such Preferred Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Preferred Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you or the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Preferred Securities to be purchased, then the Company and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Preferred Securities which such Underwriter agreed to purchase hereunder, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Preferred Securities which such Underwriter agreed to purchase hereunder) of the Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you and the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Preferred Securities to be purchased, the Company shall have the right to elect to consummate the sale of the Preferred Securities, except as to any such unpurchased Preferred Securities so remaining. If the Company and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Preferred Securities of a defaulting Underwriter or Underwriters or the right described in the preceding sentence, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except for the expenses to be borne by the Company and the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the

Company or the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Preferred Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Guarantor shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Preferred Securities are not delivered by or on behalf of the Company as provided herein, the Company or the Guarantor will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities not so delivered, but the Company or the Guarantor shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or the Guarantor shall be delivered or sent by mail to the address of the Guarantor set forth in the Registration Statement,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Guarantor and each person who controls the Company, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        COMSAT Capital I, L.P.

                                        By: COMSAT Corporation,
                                            as General Partner

                                        By: . . . . . . . . . . . .
                                           Name:
                                           Title:

                                        COMSAT Corporation

                                        By: . . . . . . . . . . . .
                                           Name:
                                           Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Smith Barney Inc.
CS First Boston Corporation
PaineWebber Incorporated
By: . . . . . . . . . . . .
        (Goldman, Sachs & Co.)

  On behalf of each of the Underwriters

                                   SCHEDULE I


                                                              TOTAL NUMBER OF
                                                                 PREFERRED
                                                                SECURITIES
                        UNDERWRITER                           TO BE PURCHASED
                        -----------                           ---------------

Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . .
Smith Barney Inc. . . . . . . . . . . . . . . . . . . .
CS First Boston Corporation . . . . . . . . . . . . . .
PaineWebber Incorporated . . . . . . . . . . . . . . .
[NAMES OF OTHER UNDERWRITERS] . . . . . . . . . . . . .

                                                                 ---------
            Total . . . . . . . . . . . . . . . . . . .
                                                                 ---------
                                                                 ---------

                                                                         ANNEX I


     Pursuant to Section 7(g) of the Underwriting Agreement, Deloitte & Touche LLP shall furnish letters to the Underwriters to the effect that:

        (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

        (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

        (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

        (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

        (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

        (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

              (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

              (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

              (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

              (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

              (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
              (F)   for the period from the date of the latest financial
           statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

        (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.


                                           3